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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                           reported): October 30, 2006


                          GS Mortgage Securities Corp.
                  (as depositor for the GSAA Home Equity Trust
                  2006-17 formed pursuant to a Master Servicing
              and Trust Agreement, relating to the GSAA Home Equity
            Trust 2006-17, Asset-Backed Certificates, Series 2006-17)
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                    333-132809               13-3387389
----------------------------   ------------------------   --------------------
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
      of Incorporation)                                   Identification No.)

         85 Broad Street, New York, New York                     10004
      ----------------------------------------                 ----------
      (Address of Principal Executive Offices)                 (Zip Code)


                                 (212) 902-1000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events.
---------   -------------

Item 8.01.  Other Events.
----------  -------------

      On October 30, 2006, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Master Servicing and Trust Agreement, dated as of October 1, 2006 (the "Trust Agreement"), among the Company, as depositor, Deutsche Bank National Trust Company ("Deutsche Bank"), as trustee and as a custodian, The Bank of New York ("BNY") and U.S. Bank National Association ("U.S. Bank"), each as a custodian and Wells Fargo Bank, National Association ("Wells Fargo"), as master servicer and securities administrator of GSAA Home Equity Trust 2006-17, Asset-Backed Certificates, Series 2006-17 (the "Certificates"), issued in fifteen classes. The Class A-1, Class A-2, Class A-3A, Class A-3B, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class R, Class RC and Class RX Certificates, with an aggregate scheduled principal balance as of October 1, 2006 of $1,057,414,300 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of October 26, 2006, by and between the Company and the Underwriter.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement.

      This amendment on Form 8-K/A amends and supersedes in its entirety Exhibit
99.2 to Form 8-K of GS Mortgage Securities Corp. previously filed on November 13, 2006 (Accession No. 0000905148-06-006689).

Section 9  Financial Statements and Exhibits.
---------  ----------------------------------

Item 9.01  Financial Statements and Exhibits.
---------  ----------------------------------

(a) Financial statements of businesses acquired:
    --------------------------------------------

         Not applicable.

(b) Pro forma financial information:
    --------------------------------

         Not applicable.

(c) Exhibits:                                                            Page:
    --------------------------------------------------------------------------

     Exhibit 99.2 On October 13, 2006, Goldman Sachs Capital Markets, L.P. entered into one interest rate swap agreement with Goldman Sachs Mitsui Marine Derivative Products, L.P., with Schedule and Confirmation thereto (the "Swap Agreement") for the benefit of GSAA Home Equity Trust 2006-17. The Swap Agreement is annexed hereto as Exhibit 99.2.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:   December 20, 2006


                                           GS MORTGAGE SECURITIES CORP.



                                           By:  /s/ Michelle Gill
                                              ---------------------------------
                                               Name:  Michelle Gill
                                               Title: Vice President

                                                   Exhibit Index
                                                   -------------

Item 601(a) of                                          Description                                 Paper (P) or
--------------                                          -----------                                 ------------
Regulation S-K                                                                                      Electronic (E)
--------------                                                                                      --------------
         99.2             Swap Agreement for the benefit of GSAA Home Equity Trust 2006-17, dated           E
                          as of October 13, 2006, between Goldman Sachs Capital Markets, L.P. and
                          Goldman Sachs Mitsui Marine Derivative Products, L.P., with Schedule and Confirmation thereto.